UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20459

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):      February 8, 2007
Spatializer Audio Laboratories, Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26460 (Commission File Number)	95-4484725 (IRS Employer Identification No.)

2060 East Avenida de Los Arboles, # D190, Thousand Oaks, California (Address of principal corporate offices)	91362-1376 (Zip Code)
Registrant’s telephone number, including area code: (408) 453-4180
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 4.01      Changes in Registrant’s Certifying Accountant.
     (a)      Effective February 8, 2007, Farber Hass Hurley & McEwen LLP, a registered public accounting firm (“Farber Hass”), resigned as the accountants for Registrant. Farber Hass had audited the Registrant’s financial statements for more than the past two (2) fiscal years. The report of Farber Hass contained in each of the financial statements of Registrants for the fiscal years ended December 31, 2004 and 2005 did not contain an adverse opinion or a disclaimer of opinion nor was either such report qualified or modified as to uncertainty, audit scope or accounting principles. Their opinion on the financial statements as of December 31, 2005 and for the two years then ended included a paragraph that stated that there was substantial doubt about the Registrant’s ability to continue as a going concern. The resignation of Farber Hass was not recommended or approved by the Board of Directors (the Audit Committee did not approve or recommend such resignation either as Registrant does not currently have any members serving on its Audit Committee). During the last two (2) fiscal years and the subsequent interim periods thereafter but preceding the date of resignation of Farber Hass, there were no disagreements with Farber Hass on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. Attached hereto as Exhibit 16 is a copy of a letter from Farber Hass concurring with the statements made by the Registrant in this Form 8-K concerning the resignation of Farber Hass as the Registrant’s principal accountants.
     (b)      Effective as of February 8, 2007, Registrant engaged the services of Ramirez International Financial & Accounting Services, Inc. (“Ramirez International”) to audit the financial statements of the Registrant for the fiscal year ended December 31, 2006.
     Forward Looking Statements. The statements in this Form 8-K Current Report contain certain “forward looking statements” within the meaning of Section 27A of the Securities and Exchange Act of 1993, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended, that involve risks and uncertainties. Any statements contained herein (including, without limitation, statements to the effect that the Company or management “estimates,” “expects,” “intends,” “continues,” “may,” or “will” or statements concerning “potential” or variations thereof or comparable terminology or the negative thereof), that are not statements of historical fact should be construed as forward looking statements. These forward-looking statements are based on our management’s current views and assumptions and information currently available to management. While the Company believes that its expectations are based upon reasonable assumptions, there can be no assurances that the Company’s financial goals or the transactions described herein will be realized. Numerous uncertainties and risk factors may affect the Company’s actual results and may cause results to differ materially from those expressed in forward-looking statements made by or on behalf of the Company. These uncertainties and risk factors include, but are not limited to, intense competition and pricing pressure, complete dependence on product shipments of third-party licensees and the timing and execution of their marketing plans, delay in revenue streams due to delays in new product development, fluctuating operating results and its effect on sustainable operations, the availability of additional capital, and other risks detailed from time to time in the Company’s periodic reports filed with the Securities and Exchange Commission.

     Item 9.01 Financial Statements and Exhibits
     (d)     16      Letter from Farber Hass Hurley & McEwen LLP

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spatializer Audio Laboratories, Inc.
Date: February 8, 2007	By:	/s/ Henry R. Mandell
Henry R. Mandell
Chairman of the Board and Secretary

EXHIBIT LIST
     16      Letter from Farber Hass Hurley & McEwen LLP